Supplement, dated October 6, 2008
                to the Prospectuses, each dated May 1, 2008, for
                       Seligman Cash Management Fund, Inc.
                                  (the "Fund")

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's Prospectuses.

On October 6, 2008, the Fund's Board of Directors approved the participation by the Fund in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program protects the shares of money market fund investors as of the close of business on September 19, 2008. Any shares held by investors in the Fund as of the close of business September 19, 2008 are insured against loss under the Program in the event the Fund liquidates its holdings and the per share net value at the time of liquidation is less than $1.00 per share. Shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program.

Participation in the initial three months of the program (i.e., until December 18, 2008) requires a payment to the U.S. Department of the Treasury in the amount of 0.01% based on the Fund's net asset value as of September 19, 2008. The Secretary of the Treasury may extend the Program beyond its initial three-month term, through the close of business on September 18, 2009. If the Program is extended, the Fund will consider whether to continue to participate.